Exhibit 99.1 STRATEGY UPDATE F E B R U AR Y 2 2 , 2 0 2 3 P r o p r i e t a r y © 2 0 2 3

Forward-Looking Statement Except for historical information contained herein, statements in this presentation are forward-looking statements that are made by Gentherm Incorporated (the “Company”) pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address future operating, financial or business performance or strategies or expectations are forward-looking statements. The forward-looking statements included in this presentation are made as of the date specified herein and are based on management's reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The forward-looking statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that expressed or implied by such statements. For a discussion of these risks and uncertainties and other factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors.” In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results. Proprietary © Gentherm 2023

Use of Non-GAAP Financial Measures In addition to the results reported herein in accordance with GAAP, the Company has provided here or may discuss on the related conference call, Adjusted EBITDA , Adjusted EBITDA margin, Adjusted EBITDA excluding non-cash stock-based compensation, Adjusted EBITDA margin excluding non-cash stock-based compensation, Free Cash Flow, Net Debt, organic revenue, and pro forma product revenues, each a non-GAAP financial measure. Starting with 2023, the Company will exclude the impact of non-cash stock- based compensation from its definition of Adjusted EBITDA and Adjusted EBITDA margin. Forward-looking references to Adjusted EBITDA and Adjusted EBITDA margin herein exclude the impact of stock-based compensation as newly defined. References to Adjusted EBITDA and Adjusted EBITDA margin for prior periods have not been recast and include the impact of non-cash stock- based compensation. See the Company’s earnings release dated February 22, 2023, for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations, and for certain reconciliations of GAAP to non-GAAP historical financial measures. Proprietary © Gentherm 2023

OUR MISSION Creating and delivering extraordinary solutions that make meaningful differences in everyday life, by improving health, wellness, comfort, and energy efficiency Positively impacting people’s lives around the world Proprietary © Gentherm 2023 4

Why Gentherm 01 02 03 Pure play leader in thermal Global automotive market is Unique, innovative Global reach and industry- management and pneumatic large and under-penetrated and energy efficient solutions leading manufacturing comfort with thermal and pneumatic key to vehicles of the future capabilities solutions Consistent execution against Strong cost management and Powerful culture, led by global Diverse and proven Board of strategic plan profitability, above market talent, with Environmental, Directors and Executive returns Social and Governance (ESG) Management team focus at the core Poised for high-return growth, outpacing the market Proprietary © Gentherm 2023 5

GENTHERM

Board of Directors

RON Hundzinski



CFO & Executive Director, TI Fluid Systems

SOPHIE Desormière



Chief Growth Officer, Aliaxis

DAVID Heinzmann



President & CEO, Littelfuse Inc.

CHARLES Kummeth



President & CEO, Bio-Techne Corp.

BETSY Meter



Partner & Managing Director, KPMG Detroit
Retired, 2021

BYRON T. Shaw II



President, Byron Shaw LLC

JOHN Stacey



Special Advisor, Harman International
Retired CHRO, 2022

PHIL Eyler



Director; President & CEO Gentherm

Engaged, talented and effective Board

Proprietary © Gentherm 2023 6

GENTHERM

Leadership Team



PHIL Eyler

President & CEO



MATTEO Anversa

Chief Financial Officer



RAFAEL Barkas

Global Operations & Supply Chain



YIJING Brentano

IR, Strategy & Corporate Development



STEVE Fletcher

General Manager, Medical



WAYNE Kauffman

General Counsel



BARB Runyon

Chief Human Resources Officer



THOMAS Stocker

Europe Automotive, Global Pneumatic & BPS



JAYMI Wilson

North America Automotive, Global Sales & Marketing



HUI (HELEN) Xu

Asia Automotive, Global Thermal Comfort

High performing, battle-tested leadership team

Proprietary © Gentherm 2023

7

GENTHERM

Our Locations

- Manufacturing and Distribution
- Sales and Support
- Engineering

30+ LOCATIONS | 14,000+ TEAM MEMBERS | $1.3B REVENUE*




2022 Revenue*
Europe 28%
North America 43%
Asia 29%

NORTH AMERICA:

- **HQ - Northville, MI**
- Cincinnati, OH
- Greenville, SC
- Acuña, Mexico
- Celaya, Mexico
- Monterrey, Mexico

EUROPE:

- Odelzhausen, Germany
- Echterdingen, Germany
- Treuchtlingen, Germany
- Budapest, Hungary
- Prilep, North Macedonia
- Pilzen, Czech Republic
- Vynohradiv, Ukraine

ASIA:

- Shanghai, China
- Langfang, China
- Jiangmen, China
- Shenzhen, China
- Tokyo, Japan
- Seoul, South Korea
- Ha Nam, Vietnam

Extremely well positioned with broad global reach and strong manufacturing capabilities

** 2022 Pro forma, includes full year of Alfmeier revenue*

Proprietary © Gentherm 2023 8

50+ Global Automotive Customers NORTH AMERICA ASIA EUROPE Extremely well-diversified, global customer base Proprietary © Gentherm 2023 9

Market Segments Medical Products 3% 3% Battery Products 5% Standalone Electronics Products 6% Automotive Cables 8% Fluid Valves 10% * Core Thermal Products * 65% Pneumatic Seat Products * Includes electronics 2022 Pro forma, includes full year of Alfmeier revenue Achieved significant product diversification since 2018, while maintaining focused growth strategy Proprietary © Gentherm 2023 10

GENTHERM

Our Sustainability Journey

People

92% of employees work at ISO14001 certified sites

2023 America's most responsible company by Newsweek

Planet

100% renewable energy in 2022 at Northville, Treuchtlingen, Stuttgart and Pilsen locations

Places

8,500+ community volunteer hours

Product

ClimateSense® enables up to 70% energy savings, 30+% BEV range extension*

** Based on testing conducted by General Motors*

ESG is at the core of Gentherm identity

Proprietary © Gentherm 2023 11

Key Industry Trends GENTHERM OPPORTUNITIES Focus on human comfort and Demand for BEV range health extension solutions Vehicle Software- Smart Devices/ Comfort & Wellness Increasing adoption rates for Energy optimization Electrification Defined Vehicle Features Redefined comfort products Miniaturization of HVAC Sensor, software and algorithm-based solutions Improved ADAS Personalized Occupant Patient Outcomes Proliferation Experience Monitoring Feature integration Gentherm is at the nexus of health, wellness, comfort and energy efficiency Proprietary © Gentherm 2023 12

Vehicle Electrification PROJECTED POWERTRAIN APPLICATION RATES 17% 33% 14% 52% 10% 19% 17% 19% 60% 11% 32% 17% 2023 2026 2030 ICE Mild Hybrid Full Hybrid Electric Source: S&P Global Light Vehicle Powertrain Alternate Propulsion Forecast January 2023 Relevant Regions Only: NA, EU, JP, KO, CH Accelerating transition to electrified powertrains represents a significant growth opportunity for Gentherm Proprietary © Gentherm 2023 13

GENTHERM

Portfolio Aligned with Electrification

Internal Combustion Engine (ICE)-only

Electric Vehicle (EV)-enablers

Electric Vehicle (EV)-specific


ICE Valves
ICE Cables
Neck Conditioners
ECUs
Seat Heaters
Climate Control Seats (CCS ®)
Pneumatic Seat Comfort
Memory Seat Modules
Interior Heaters
Steering Wheel Heaters
ClimateSense®
Battery Cell Connectors
EV Cables
Battery Thermal Management

Traditional Mobility

Full Electrified Mobility

Well positioned to capitalize on the significant shift to electrified powertrains

Proprietary © Gentherm 2023
14

GENTHERM

Equipping EVs of Today and Tomorrow

ClimateSense®

EV Range Extending Climate Comfort Solutions



Battery Performance Solutions





Digital Intelligence



ICE Gentherm Content*: $30 - 300


$$
$$$$

BEV Gentherm Content*: $150 - $1,000

* Actual content varies per vehicle

Electric Vehicles accelerate content growth for Gentherm

Proprietary © Gentherm 2023 15

Consumer Satisfaction Research Summary Heated Seats Climate Control Seats Heated Steering Wheel 96% 96% 94% Satisfaction 94% 93% 93% Would Repurchase Study conducted in 2021 in partnership with Escalent (formerly Morpace), covering 3,000+ respondents in North America, Europe and China Consumers across the globe are highly satisfied with our thermal products and plan to repurchase Proprietary © Gentherm 2023 16

2018-2022 Update Proprietary © Gentherm 2023

2018 Strategy Recap Five years of relentless strategic execution have delivered results Proprietary © Gentherm 2023 18

Three Years of Industry Challenges COVID Semiconductor Cost Transport Geopolitical Shortages Inflation Delays Disruptions Implemented strong measures to de-risk and built a foundation for accelerated growth Proprietary © Gentherm 2023 19

Global Vehicle Volume 100 June 2018 Forecast 90 15% 80 22% 70 January 2023 Forecast 60 50 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Sources: S&P Global Light Vehicle Production Forecast June 2018 S&P Global Light Vehicle Production Forecast January 2023 Relevant Regions Only: NA, EU, JP, KO, CH Significant reduction in vehicle production since 2018 forecast Proprietary © Gentherm 2023 20 Millions

Strategy 1: Focused Growth 1.1 Accelerate Core Climate & Comfort Grow and Expand with Key Customers AUTOMOTIVE REVENUE GROW TH * OUTPERFORMANCE VS MARKET Expand Product Portfolio Grow in Asia 13% ® 1.2 Introduce ClimateSense ® Develop ClimateSense Platform 8% Win Production Award 6% 1.3 Drive Battery Performance Solutions 3% 3% Grow 48V Battery Thermal Management Launch Proprietary Foil Battery Heaters Develop foil cell connectors 2018 2019 2020 2021 2022 1.4 Expand Patient Medical Optimize Product Portfolio Excluding FX impact Strategic Acquisitions * Relevant Regions Only: NA, EU, JP, KO, CH Delivered strong results in Focused Growth Initiative Proprietary © Gentherm 2023 21

GENTHERM

Strategy 2: Extend Technology Leadership

INNOVATIONS BROUGHT TO MARKET

Technology Leadership
- Thermal Engines
- Thermophysiology
- Software/Electronics/Sensing
- Simulation
- Integration

1. **ClimateSense® Software and User Experience**
   Scalable software, improving comfort, personalization and energy efficiency.
2. **Mechanical Structuring Process for Foils**
   Proprietary, environmentally-friendly technology for flex foil conductors.
3. **PilotSense™**
   Industry first, single layer steering wheel heat and Hands-on-Detection (HOD) solution.
4. **Intelligent Neck Conditioning**
   A compact microclimate device with integrated Electronic Control Unit (ECU) and smart algorithm.
5. **Intelligent Micro-Thermal Module**
   Next Generation CCS® Active.
6. **ECU integrated Cell-Connecting Board**
   Proprietary thin foil cell-connecting system with embedded cell-sensing.
7. **Multi-Function ECU**
   Utilizing proprietary control algorithm to operate a variety of motors – seats, mirrors, etc.
8. **High Voltage Cables**
   Enabling EVs by introducing cables and connectors aimed at high voltage segment.
9. **UV Treo®**
   Advanced cardiovascular heating/cooling device.
10. **Blanketrol CoolRepeat®**
    Dual-Display Temperature Monitor.

Delivered meaningful product and technology portfolio additions

Proprietary © Gentherm 2023 22

Strategy 3: Expand Strategy 4: Optimize Capital Margins & ROIC Allocation to Drive Shareholder Return Corporate Restructuring Capital Allocation Divest/Exit Non-Core Products Increase liquidity Execute Fit for Growth Initiative Capex projects to drive organic growth SG&A Rationalization Opportunistic share repurchase Engineering Cost Efficiency Strategic Acquisitions Transformed into a resilient company with financial discipline Proprietary © Gentherm 2023 23

Five Year Total Shareholder Return 106% 67% 59% 57% -13% -14% NASDAQ DJ US Auto & THRM S&P 500 Composite Parts Index DJ US Auto TSR Peer Group Parts Index Average 5-year Total Return from 12/31/2017 through 12/31/2022 Source: Nasdaq, FactSet TSR peer group as listed in 2022 Proxy Best in class shareholder returns Proprietary © Gentherm 2023 24

Our Journey FUTURE Continuing evolution to an integrated, human science-driven systems innovator, encompassing NOW hardware, electronics, Expand beyond thermal with software algorithms and comfort, health advanced sensing and wellness capabilities PAST Global market leader and developer of innovative thermal management technologies Proprietary © Gentherm 2023 25

Imagine… Proprietary © Gentherm 2023 26

Our Strategy 2023 and Beyond Profitable Growth Flywheel Aspiration: $3 Billion revenue by 2030 Proprietary © Gentherm 2023 27

Strategy 1: Leverage World Class Talent and Culture Proprietary © Gentherm 2023

Human Capital and DE&I Progress Engrained winning culture Dramatic enhancement of behaviors talent through internal development and recruitment Established Diversity, Equity, Industry-leading and Inclusion (DE&I) as a manufacturing culture and foundation of the company environment with best-in- with remarkable results class safety results Adopted Board and Strong community outreach Governance best practices Strong foundation for future acceleration Proprietary © Gentherm 2023 29

Strategy 2: Extend Technology Leadership Proprietary © Gentherm 2023

Core Technology ADVANCED SENSING Competencies Thermal & HUMAN-CENTRIC SCIENCE-BASED Pneumatic SOFTWARE AND ELECTRONICS DESIGN Solutions SYSTEMS ENGINEERING Proprietary © Gentherm 2023 31

Empowering the Software- Defined Vehicle Thermal and Pneumatic Comfort and Wellness modes enabled by software: • Recovery • Mood • Alertness • Pain Management Post sale feature additions through over-the-air updates Technology strategy is perfectly aligned with Software Defined Vehicle ProprP ie rto ap rr y ie© ta r G y e© nt h G ee rm nth e 2r 0m 23 2023 32 32

Strategy 3: Focused Growth Proprietary © Gentherm 2023

Focused Growth Pillars Accelerate Thermal Grow Pneumatic Drive Battery Expand Patient Comfort Growth Comfort Performance Solutions Thermal Solutions Enabled by Gentherm Electronics & Software Systems Proprietary © Gentherm 2023 34

PILLAR 01 Accelerate Thermal Comfort Proprietary © Gentherm 2023 35

Market Growth Potential - Take Rate Increase Climate Seats 35% 55% 63% None Heated-Only Seats 43% Climate Controlled Seats (CCS) 33% 29% 22% 12% 8% Market in units Relevant Regions Only: NA, EU, JP, KO, CH 2018 2022 2030 (Projected) Source: Gentherm internal research Significant customer demand for Gentherm’s thermal technologies Proprietary © Gentherm 2023 36

Market Growth Potential - Take Rate Increase Heated Steering Wheel 65% 81% 85% None Heated Steering Wheel 35% 19% 15% Market in vehicles Relevant Regions Only: NA, EU, JP, KO, CH Source: Gentherm internal research 2018 2022 2030 (Projected) Significant customer demand for Gentherm’s thermal technologies Proprietary © Gentherm 2023 37

* 2022 Global Market Share Heated & Cooled Seats Heated-Only Seats Heated Steering Wheel Gentherm Competitor A 40% Competitor B 60% Competitor C 60% Competitor D Other Market in USD *Relevant Regions Only: NA, EU, JP, KO, CH Source: Gentherm internal research Global market share leader Proprietary © Gentherm 2023 38

GENTHERM

Market Growth Potential

(Dollars in Billions)



9+%
CAGR
$1.8
$2.7
$3.7
2022
2026
2030
CCS™
Seat Heater*
Steering Wheel Heater

** Includes Seat Heating, Neck Conditioner, Footwell Heating*

Market in USD
Relevant Regions Only: NA, EU, JP, KO, CH
Source: Gentherm internal research

Thermal comfort proliferation will outpace vehicle production growth

Proprietary © Gentherm 2023
39

Sustainable Competitive Advantage Largest independent supplier Global R&D and of thermal and pneumatic manufacturing footprint products In-house Electronics Science-focused, human- capabilities centric technology leadership Proven track record of getting Thermophysiology and new products to market Physiotherapy are differentiators Customer Relationships and Program Execution Gentherm has numerous competitive advantages in thermal comfort Proprietary © Gentherm 2023 40

® ClimateSense Innovative Microclimate Solutions Ready for the future, today Intelligent climate zones per Greater styling freedom and occupant weight improvement Self-regulating control Enabling smaller central through advanced sensing HVAC system to heat and and algorithms cool entire vehicle Reduced energy consumption Full-electric pre-conditioning Perfect thermal comfort and energy efficiency in one intelligent, integrated system Proprietary © Gentherm 2023 41

GENTHERM

ClimateSense®

Scalable Platform


MID
LOW
HIGH
Comfort & Energy Efficiency
Climate Seat
Heated Steering Wheel
Surface Heating
Neck Conditioner
Footwell Heater
High Power Cooling
Climate Controls

Enabled by Gentherm ClimateSense® Software and Electronics

Based on data collected through the study of Thermophysiology

---

Opportunity to increase thermal revenue per vehicle – up to 4x

Key Success Factors: Speed to market, scalable and modular solution

Proprietary © Gentherm 202

ACCELERATE THERMAL COMFORT —Drive take rate increase ® —Expand ClimateSense —Build on strong key customers —Grow in Asia —Increase content and features Proprietary © Gentherm 2023 43

PILLAR 02 Grow Pneumatic Comfort Proprietary © Gentherm 2023 Proprietary © Gentherm 2023 44

Overview of Pneumatic Comfort Business Business Highlights • Headquartered in Treuchtlingen, Germany • Innovative market leader in Automotive lumbar and massage • Pioneered SMA technology for pneumatic massage and lumbar Seat Comfort Solutions • ~2,000 Employees globally • 4-Way lumbar support• Massage Systems • Side Bolster • Electronics & • Operations in Germany, Czech Republic, Adjustment Software United States, Mexico, and China Next generation in intelligent pneumatic seat comfort Integration of Alfmeier and Gentherm creates the largest global supplier of thermal and pneumatic comfort for Automotive 45 Proprietary © Gentherm 2023

Comfort Technology Penetration Consumer demand for comfort will drive an increase in all 5% types of massage and lumbar systems 34% 61% Pneumatic will grow the Pneumatic fastest, driven by OEM need Other Solutions for decreased power None consumption, space and weight requirements Market in vehicles *Relevant Regions Only: NA, EU, JP, KO, CH Source: Gentherm internal research Pneumatic market is expected to grow significantly Proprietary © Gentherm 2023 46

* 2022 Global Market Share Pneumatic Seat Comfort 30% Gentherm Competitor A Competitor B Other Market in USD *Relevant Regions Only: NA, EU, JP, KO, CH Source: Gentherm internal research Market leader in pneumatic seat comfort solutions Proprietary © Gentherm 2023 47

Breakthrough Integrated Solution

The application of thermal and massage technologies for health and wellness in automotive seating

Localized Treatment

Pulsating Treatment

Contrast Treatment

Using Thermophysiology and medical science to enhance vehicle occupant experience and well-being


GENTHERM

Proprietary © Gentherm 2023 48

GROW PNEUMATIC COMFORT —Grow with established customers —Drive take rate increase —Penetrate Asia —Expand in North America —Introduce innovative pulsating massage Proprietary © Gentherm 2023 49

PILLAR 03 Drive Battery Performance Solutions 50 Proprietary © Gentherm 2023

Battery Performance Core Competencies Cell Connecting Technology Battery Thermal Management • Customized • Temperature monitoring serial/parallel connecting • Battery pre-conditioning• Temperature sensing • Maintenance of operating • Voltage sensing temperature Cable Technology • High-voltage connections • Sensing cables • Battery harnesses Enabling temperature and cell monitoring optimization for EV batteries Proprietary © Gentherm 2023 51

Proprietary Cell Connecting Technology

Replacing complex sensor cable harnesses with innovative flex foil conductors

Benefits of Gentherm's proprietary Mechanical Structuring Process technology:

- Fully automatic, high speed production process
- 99% improvement in environmental impact vs chemical etching*
- Significant reduction of manufacturing complexity
- Flexible material selection
- Technology used both for cell connecting and battery heating
- First launched with BMW in 2022



Cost effective, environmentally friendly, fast and scalable

** Based on testing conducted in 2022 by the Fraunhofer Institute in Europe*

GENTHERM

Proprietary © Gentherm 2023 52

DRIVE BATTERY PERFORMANCE SOLUTIONS —Gain foothold in battery cell connecting market with innovative and environmentally friendly flex foil solution —Expand value proposition with smart cell connectors —Continue to solve customer challenges with battery heating and cooling solutions —Opportunistically grow high voltage cable business Proprietary © Gentherm 2023 53

PILLAR 04 Expand Patient Thermal Solutions Proprietary © Gentherm 2023 54

GENTHERM

Global Patient Thermal Management Market Exceeds $2.5B


2022
25%
19%
56%
Patient Warming
Fluid Heating & Cooling
Patient Cooling

- Large market with superior contribution margins
- Industry's broadest patient thermal management portfolio
- Core thermal technology shared with Automotive, driving product development synergies and low relative investment
- Highly-fragmented market, ripe for disruption
- Unique source of credibility with automotive customers

Source: Gentherm internal research

Patient thermal management is a significant differentiator for Gentherm

Proprietary © Gentherm 2023 55

Modalities of Patient Thermal Management Liquid Resistive Air Gentherm is the only company in the market that offers all three modalities Proprietary © Gentherm 2023 56

EXPAND PATIENT THERMAL SOLUTIONS —New product and technology introductions —Take share with differentiated resistive warming —Expand in Europe and China —Diversify go-to-market channels Proprietary © Gentherm 2023 57

Strategy 4: Deliver Financial Excellence Proprietary © Gentherm 2023

Our Financial Journey 2018 - 2021 2022 Looking Forward Achieved high-teens Adjusted Entered 2022 with net cash Return to high-teens Adjusted EBITDA Margin in 2H20 and position EBITDA Margin 1H21 Realigned cost structure; Deployed over $220M cash towards Strong Cash Flow reduced operating expenses strategic acquisitions (Alfmeier and generation 15% vs 2017 Dacheng) Generated $370M free cash Mitigated impact of supply chain Maintain a strong flow, 1.5X Net Income disruptions and historical inflation balance sheet through pricing discipline Completed Alfmeier and Dacheng Returned $240M to Balanced capital acquisitions, while maintaining net shareholders through share allocation leverage below 1.5X buybacks Disciplined financial management funding organic and inorganic growth 59 Proprietary © Gentherm 2023

Revenue 2023-2026 Projection Mid Teens CAGR $25-$75M $2.05B - $2.35B $125-$175M $75-$125M $375-$425M $1.45B - $1.55B 2023 Thermal Comfort Pneumatic Comfort Battery Performance Medical 2026 Solutions Significant Automotive content growth drives above market revenue growth Proprietary © Gentherm 2023 60

GENTHERM

2024 – 2026 Profitability Roadmap

- Increase Adjusted EBITDA margins to high-teens
- $30M - 50M margin expansion through manufacturing productivity
- Drive $20M - $40M cost savings through purchasing excellence
- $10M+ Alfmeier synergies

Manufacturing Productivity


Automation
Continuous Improvement
Value Engineering
Manufacturing Footprint

Purchasing Excellence


Design to Cost
Best Initial Price
Multi-Sourcing
Continuous Improvement

Strong execution drives margin improvement

Proprietary © Gentherm 2023
61

Adjusted EBITDA: 2023-2026 Projection High Teens ~.5% 1-2% -2-3% 2.5-4.5% 1-2% 11.5-13.5% 2023 EBITDA Volume Leverage Annual Price Reduction Productivity & Value Purchasing Excellence Alfmeier Synergies 2026 EBITDA Engineering Operational execution drives margin expansion Proprietary © Gentherm 2023 62

Maintain Strong Balance Sheet < x x 0.7 x 01 Progressively reduced 0.6 x debt between 2018 0.2 Net Leverage and 2021 x x x (0.5) x (0.9) x x x 02 Alfmeier & Dacheng Leveraged strong balance $100 acquisitions sheet to acquire Alfmeier and Dacheng in 2022 $50 $- 2018 2019 2020 2021 2022 Looking Forward $(50) Strengthen free cash flow conversion while increasing $(100) capital expenditures to invest in capacity growth $(150) Focus on cash flow generation and working capital optimization Proprietary © Gentherm 2023 63 Net Debt (Dollars in Millions)

Capital Allocation 2018 – 2022 Uses of Cash Way Forward Continue to fund organic growth Others Capital Expenditures Acquisitions (incl. Deploy capital towards EPS accretive strategic M&A tech) Return cash to shareholders through opportunistic share buybacks Share Repurchases Net Debt Reduction Maintain net leverage below 1.5X Continue disciplined capital allocation strategy Proprietary © Gentherm 2023 64

M&A Strategy Keys to Success M&A Priorities Expand in-cabin Strong financial position Alignment to corporate content to enable transaction strategic priorities Accelerate Capabilities Robust due diligence Strong execution of process integration Grow Medical Disciplined and strategic M&A process is in alignment with organic growth objectives Proprietary © Gentherm 2023 65

Strategy 4: Deliver Financial Excellence —Return to High-teens Adjusted EBITDA Margin —Strengthen Free Cash Flow conversion —Maintain a strong balance sheet —Balanced capital allocation strategy Proprietary © Gentherm 2023

Why Gentherm 01 02 03 Pure play leader in thermal Global automotive market is Unique, innovative Global reach and industry- management and pneumatic large and under-penetrated and energy efficient solutions leading manufacturing comfort with thermal and pneumatic key to vehicles of the future capabilities solutions Consistent execution against Strong cost management and Powerful culture, led by global Diverse and proven Board of strategic plan profitability, above market talent, with Environmental, Directors and Executive returns Social and Governance (ESG) Management team focus at the core Poised for high-return growth, outpacing the market Proprietary © Gentherm 2023 67

Q&A OUR STRATEG Y FOCUSED GROWTH PILLARS Profitable Growth Flywheel Accelerate Thermal Grow Pneumatic Drive Battery Expand Patient Comfort Growth Comfort Performance Solutions Thermal Solutions Enabled by Gentherm Electronics & Software Systems Proprietary © Gentherm 2023 68

APPENDIX P r o p r i e t a r y © 2 0 2 3

Definitions of Abbreviations • BEV – Battery Electric Vehicle • BTM – Battery Thermal Management • CCS® – Climate Control Seat (Heat/Cool) • ECU – Electronic Control Unit • HVAC – Heating, Ventilation and Air Conditioning • ICE – Internal Combustion Engine • iMTM - Intelligent Micro-Thermal Module • OEM – Original Equipment Manufacturer * • SDV – Software-Defined Vehicle • SMA – Shape Memory Alloy * Any vehicle that manages its operations, adds functionality, and enables new features primarily or entirely through software . Proprietary © Gentherm 2023 70